[Logo] M F S (R)
INVESTMENT MANAGEMENT
We invented the mutual fund(R)

                               [Graphic Omitted]

                    MFS(R) HIGH YIELD
                    OPPORTUNITIES FUND

                    ANNUAL REPORT o JANUARY 31, 2000

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 11
Financial Statements ...................................................... 19
Notes to Financial Statements ............................................. 26
Independent Auditors' Report .............................................. 33
MFS' Year 2000 Readiness Disclosure ....................................... 35
Trustees and Officers ..................................................... 37

       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE

--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
One could easily argue that the Internet represents the greatest technological development most of us may see in our lifetimes. There is no disputing that this new communication medium is changing forever the way we work, play, and shop. One might also argue that investing in this new technology represents the investment opportunity of a lifetime. The question for any investor is whether and how to take advantage of it.

The popular press, it seems, would have us believe that by surfing the Web, we can learn everything we need to know about investing. Indeed, there is no doubt that Internet-delivered information and brokerage services enable individual investors to be well informed and to trade at bargain prices. But we believe the numbers and facts argue that, for most of us, mutual funds purchased through an investment professional will continue to be one of the best products for long-term investing in this new millennium.

According to a survey by the Investment Company Institute, the national association of American investment companies, 44% of American households own stock or bond mutual funds, while only 25.5% own individual stocks.(1) Of course that doesn't tell us how well they did owning those funds or stocks, but another statistic gives us a clue. In the third quarter of 1999, during a period of volatility in the greatest bull market in history, a quarter of the 7,500 stocks tracked by Morningstar, a popular rating service, lost more than 20% of their value. But during the same period, less than 1% of the mutual funds tracked by Morningstar -- 6 out of 10,000 funds -- were down by a similar amount.(2) So an investor's chance of picking one of those losing stocks was about 25 times greater than his or her chance of picking an equally losing fund.

The numbers also show that a majority of Americans seek professional advice when buying mutual funds. Outside of employer-sponsored retirement plans, approximately 68% of fund shareholders state that their primary method of purchasing shares is through an investment professional.(1)

Why do we at MFS(R) believe that mutual funds plus professional advice will continue to define the best course of action for many investors? Let's look at some of the characteristics of a successful long-term investment approach:

o HAVING A PLAN AND STICKING TO IT: Our experience is that successful investors -- those whose lives are enriched by the fruits of their investing -- share two characteristics. They have a plan for reaching their monetary goals, and they stick with that plan through up as well as down markets. And for many investors, working with an investment professional may be the best way to develop a plan. Although the Internet abounds with calculators for developing all sorts of investment plans, none has your investment professional's high level of experience and an understanding of your unique situation. And no calculator can counsel you during a down market, when you may be tempted to abandon your goals and your plan.

o DIVERSIFICATION: Few investors can afford to own a large number of holdings, so poor performance of one company can potentially drag down their entire portfolio. This is especially true when investing in volatile new areas such as the Internet. On the other hand, a diversified mutual fund that owns dozens or even hundreds of holdings is better positioned to survive a disappointment in one or several investments.

o GOOD IN A DOWN MARKET: As we enter the tenth year of the greatest bull market in history, it's easy to forget that market downturns are an almost inevitable part of investing. Few mutual funds, of course, are going to be up when the overall market is down. But as the numbers above from the third quarter of 1999 demonstrate, mutual funds may be less likely to suffer the extreme downturns experienced by a large number of individual holdings when the market heads south.

o MFS ORIGINAL RESEARCH(R): The Internet is one of the greatest research tools ever invented, but it's still not the same as being eyeball to eyeball with the management of a company and discussing their plans for their firm's future.

o GOOD PERFORMANCE AT AN ACCEPTABLE LEVEL OF RISK: Investing in individual stocks or bonds does indeed offer the potential of exhilarating performance that few mutual funds even attempt. The downside is that the most exciting investments are also likely to be the ones that give you sleepless nights. The diversification and professional management of mutual funds help make them inherently less risky than individual stock picking, and funds are available in a wide range of risk profiles.

We believe that now, more than ever, mutual funds sold by an investment professional may offer many investors the best way to participate in whatever investment opportunities the new millennium may bring. The combination of professional portfolio management and professional advice recognizes the key reason that investors give us their money: because they don't want to make a hobby or a second profession out of investing; they simply want their money to work for them so they have a better likelihood of realizing their dreams.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    February 15, 2000

--------------
(1) Source: Investment Company Institute.

(2) Source: Morningstar CEO Don Phillips' keynote address at The Baltimore Sun's Dollars and Sense Conference, 10/99. In the period 7/1/99 through 9/30/99, of the 7,500 stocks tracked by Morningstar, 1,865 lost 20% or more; of the 10,000 mutual funds tracked by Morningstar, six lost 20% or more. Mutual fund results are at net asset value; if sales charges had been reflected, results would have been lower.

Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Robert J. Manning]
     Robert J. Manning

For the 12 months ended January 31, 2000, Class A shares of the Fund provided a total return of 14.17%, Class B shares 13.54%, Class C shares 13.45%, and Class I shares 14.87%. These returns include the reinvestment of any distributions but exclude the effects of any sales charges. During the same period, these results compare to a 0.53% return for the Fund's benchmark, the Lehman Brothers High Yield Bond Index (the Lehman Index), an unmanaged index of noninvestment-grade corporate debt, and to a 2.29% return for the average high current yield fund, tracked by Lipper Inc., an independent firm that reports mutual fund performance.

Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S OUTPERFORMANCE OF ITS BENCHMARKS DURING THE PERIOD?

A. There were three main factors that benefited the Fund's performance. First and foremost, our bottom-up credit research helped lead to successful avoidance of credit problems and bankruptcies across a variety of sectors in the market. Strong security selection within the telecommunications, media, and cable industries helped performance, and finally, favorable performance from the Fund's holdings in emerging market economies contributed significantly to total return.

Q. CAN YOU DESCRIBE WHAT THE MARKET ENVIRONMENT WAS LIKE FOR HIGH-YIELD SECURITIES DURING THE PERIOD? HOW DID THIS ENVIRONMENT AFFECT PERFORMANCE?

A. During much of the period, the market environment for high-yield bonds was difficult due to the heavy supply of new bonds, which exerted downward pressure on the prices of existing issues. Credit problems within a variety of sectors, including health care and energy, caused additional weakness. Concerns over Medicare reforms and previously low oil prices cast a pall over these sectors and the high-yield market in general. Recently, however, the market rebounded significantly due to generally strong corporate earnings and attractive yields, which have lured investors back to the high-yield marketplace.

Q. COULD YOU PROVIDE SOME ADDITIONAL DETAILS REGARDING THE INDUSTRIES YOU'RE EMPHASIZING AND WHICH SPECIFIC HOLDINGS PRODUCED STRONG PERFORMANCE?

A. In the telecommunications industry, consolidation and accelerating worldwide earnings growth helped provide a strong boost to the Fund's relative performance. The Fund's holdings in the media and cable industries contributed positively to performance due to robust demand for data and voice transmission and strong advertising spending, which is a key revenue source for these companies. Given the strong demand for voice, data, and wireless communications, we favored the issues of telecommunications companies such as VoiceStream, Nextlink, and Nextel Communications. Our position in Nextel rose considerably following Microsoft's announcement that it planned to invest $600 million with the company. A core holding in the cable and media industry was Charter Communications, which continued to experience rapid earnings and customer growth fueled by the increased usage of cable lines to access the Internet.

Q. WHAT DROVE THE FAVORABLE PERFORMANCE OF THE FUND'S HOLDINGS IN EMERGING MARKETS DEBT?

A. Stock and bond markets in many emerging market economies staged impressive recoveries following the financial crisis of 1997 and 1998. We believe these strong returns can be attributed to the following factors: attractive valuations (i.e., high yields), improving country fundamentals due to increased corporate growth rates, and improvement in investor sentiment, all of which resulted in larger capital inflows into emerging market economies.

Q.  WHICH HOLDINGS DETRACTED FROM FUND PERFORMANCE?

A. While the Fund's exposure to supermarket operators was relatively small, this highly defensive industry did not perform well during the period. Our holdings in companies such as Pathmark and Jitney-Jungle Stores produced weak results due to concerns about increasing competition from the likes of Wal-Mart and a generally weak pricing environment.

Q.  WHAT IS YOUR OUTLOOK FOR THE HIGH-YIELD MARKET IN THE COMING MONTHS?

A. We expect the high-yield market to perform relatively well in 2000. The premiums -- that is, the yield difference that investors are being paid for owning high-yield bonds versus U.S. Treasury bonds are at historically high levels and, over the long term, we expect these premiums to more than compensate for credit risks. In addition, we think the present environment of healthy economic growth and low inflation is a favorable one for high-yield bonds. Given the uncertainties in the world economies, however, we believe that careful credit selection will remain crucial to the Fund's performance.

/s/ Robert J. Manning

    Robert J. Manning
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

ROBERT J. MANNING IS SENIOR VICE PRESIDENT, CHIEF FIXED INCOME STRATEGIST, DIRECTOR OF FIXED INCOME RESEARCH, AND A MEMBER OF THE FIXED INCOME MANAGEMENT GROUP OF MFS INVESTMENT MANAGEMENT(R). HE IS PORTFOLIO MANAGER OF MFS(R) HIGH INCOME FUND, MFS(R) HIGH YIELD OPPORTUNITIES FUND, AND MFS(R) SPECIAL VALUE TRUST, A CLOSED-END FUND.

MR. MANNING JOINED MFS IN 1984 AS A RESEARCH ANALYST IN THE HIGH YIELD BOND DEPARTMENT. HE WAS NAMED VICE PRESIDENT IN 1988, PORTFOLIO MANAGER IN 1992, SENIOR VICE PRESIDENT IN 1993, AND CHIEF FIXED INCOME STRATEGIST AND DIRECTOR OF FIXED INCOME RESEARCH IN 1999. HE IS A GRADUATE OF THE UNIVERSITY OF LOWELL AND EARNED A MASTER OF SCIENCE DEGREE IN FINANCE FROM BOSTON COLLEGE.

ALL PORTFOLIO MANAGERS AT MFS INVESTMENT MANAGEMENT(R) ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your investment professional, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

OBJECTIVE:             SEEKS HIGH CURRENT INCOME BY INVESTING PRIMARILY IN A
                       DIVERSIFIED PORTFOLIO OF FIXED-INCOME SECURITIES.

COMMENCEMENT OF
INVESTMENT OPERATIONS: JULY 1, 1998

CLASS INCEPTION:       CLASS A  JULY 1, 1998
                       CLASS B  JULY 1, 1998
                       CLASS C  JULY 1, 1998
                       CLASS I  JULY 1, 1998

SIZE:                  $23.7 MILLION NET ASSETS AS OF JANUARY 31, 2000

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the Fund's original share class in comparison to various market indicators. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the Fund's investment operations, July 1, 1998, through January 31, 2000. Index information is from July 1, 1998.)

                          MFS High Yield          Lehman Brothers
                        Opportunities Fund           High Yield
                             - Class A               Bond Index
          -------------------------------------------------------
          7/98               $10,000                 $10,000
          1/99                 8,624                   9,824
          1/00                 9,846                   9,876

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN

THROUGH JANUARY 31, 2000

CLASS A
                                                         1 Year        Life*
------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          +14.17%       +3.37%
------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge      +14.17%       +2.11%
------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge      + 8.74%       -0.97%
------------------------------------------------------------------------------

CLASS B
                                                         1 Year        Life*
------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          +13.54%       +2.53%
------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge      +13.54%       +1.59%
------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge      + 9.54%       -0.63%
------------------------------------------------------------------------------

CLASS C
                                                         1 Year        Life*
------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          +13.45%       +2.23%
------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge      +13.45%       +1.40%
------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge      +12.45%       +1.40%
------------------------------------------------------------------------------

CLASS I
                                                         1 Year        Life*
------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          +14.87%       +4.57%
------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge      +14.87%       +2.86%
------------------------------------------------------------------------------

COMPARATIVE INDICES
                                                         1 Year        Life*
------------------------------------------------------------------------------
Average high current yield fund+                        + 2.29%       -0.81%
------------------------------------------------------------------------------
Lehman Brothers High Yield Bond Index#                  + 0.53%       -0.78%
------------------------------------------------------------------------------
* For the period from the commencement of the Fund's investment operations, July 1, 1998, through January 31, 2000. Index information is from
  July 1, 1998.
+ Source: Lipper Inc.
# Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

All performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Lower-rated securities may provide greater returns, but they are also associated with greater-than-average risk. These risks may increase share price volatility. See the prospectus for details.

Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF JANUARY 31, 2000

PORTFOLIO STRUCTURE

High Yield Corporates                   60.5%
Emerging Markets                        29.8%
Cash                                     4.6%
Equity                                   4.0%
Municipal                                0.8%
Yankee                                   0.3%

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- January 31, 2000

Bonds - 87.8%
-------------------------------------------------------------------------------
                                                 PRINCIPAL AMOUNT
ISSUER                                              (000 OMITTED)         VALUE
-------------------------------------------------------------------------------
U.S. Bonds - 48.1%
  Aerospace - 0.9%
    Argo Tech Corp., 8.625s, 2007                       $     120  $    106,200
    K & F Industries, Inc., 9.25s, 2007                       100        95,750
                                                                   ------------
                                                                   $    201,950
-------------------------------------------------------------------------------
  Building - 2.6%
    Formica Corp., 10.875s, 2009                        $     200  $    175,000
    MMI Products, Inc., 11.25s, 2007##                         55        56,375
    Nortek, Inc., 9.875s, 2004                                225       221,062
    Williams Scotsman, Inc., 9.875s, 2007                     175       168,875
                                                                   ------------
                                                                   $    621,312
-------------------------------------------------------------------------------
  Business Services - 1.0%
    Anacomp, Inc., 10.875s, 2004                        $     150  $    149,250
    Pierce Leahy Corp., 11.125s, 2006                          85        90,525
                                                                   ------------
                                                                   $    239,775
-------------------------------------------------------------------------------
  Chemicals - 2.1%
    Huntsman ICI Chemicals, Inc., 10.125s, 2009##       $      50  $     50,500
    Huntsman ICI Holdings LLC, 0s, 2009##                     475       145,469
    Lyondell Chemical Co., 9.875s, 2007                       100        98,500
    Sterling Chemicals, Inc., 11.75s, 2006                    125       100,000
    Sterling Chemicals, Inc., 12.375s, 2006                    65        67,600
    Sterling Chemicals, Inc., 0s to 2001, 13.5s to 2008       115        34,500
                                                                   ------------
                                                                   $    496,569
-------------------------------------------------------------------------------
  Consumer Goods and Services - 2.2%
    Remington Products Co. LLC, 11s, 2006               $     115  $     95,162
    Revlon Consumer Products Corp., 8.125s, 2006               15        10,650
    Samsonite Corp., 10.75s, 2008                             230       195,500
    Simmons Co., 10.25s, 2009                                  60        53,400
    Synthetic Industries, Inc., 13s, 2000                     175       172,375
                                                                   ------------
                                                                   $    527,087
-------------------------------------------------------------------------------
  Container, Forest and Paper Products - 2.9%
    Applied Extrusion Technologies, Inc., 11.5s, 2002   $     150  $    151,875
    Consolidated Container Co., LLC, 10.125s, 2009##           50        50,000
    Gaylord Container Corp., 9.75s, 2007                       50        46,625
    Gaylord Container Corp., 9.875s, 2008                     280       239,400
    Riverwood International Corp., 10.25s, 2006                50        49,750
    Riverwood International Corp., 10.875s, 2008              150       144,750
                                                                   ------------
                                                                   $    682,400
-------------------------------------------------------------------------------
  Energy - 1.5%
    Cheasapeake Energy Corp., 9.625s, 2005              $     260  $    239,200
    Continental Resources, Inc., 10.25s, 2008                  25        21,500
    P&L Coal Holdings Corp., 9.625s, 2008                     100        94,625
                                                                   ------------
                                                                   $    355,325
-------------------------------------------------------------------------------
  Financial Institutions - 0.3%
    Willis Corroon Corp., 9s, 2009#                     $     100  $     81,250
-------------------------------------------------------------------------------
  Gaming and Hotels - 1.2%
    Boyd Gaming Corp., 9.5s, 2007(++)                   $      75  $     72,000
    Coast Hotels & Casinos, Inc., 9.5s, 2009                  125       115,625
    Lady Luck Gaming Corp., 11.875s, 2001                      15        15,000
    Prime Hospitality Corp., 9.75s, 2007                       50        47,500
    Santa Fe Hotel, Inc., 11s, 2000                            25        24,438
                                                                   ------------
                                                                   $    274,563
-------------------------------------------------------------------------------
  General Industrial (Corporate Guarantee) - 0.8%
    Mesa County, CO, 8.5s, 2006**                       $     250  $    187,500
-------------------------------------------------------------------------------
  Industrial - 3.7%
    Allied Waste North America, Inc., 10s, 2009##       $      75  $     65,250
    Blount, Inc., 13s, 2009##                                  50        52,812
    Day International Group, Inc., 11.125s, 2005               42        42,682
    International Knife & Saw, Inc., 11.375s, 2006             50        38,313
    Johnstown America Industries, 11.75s, 2005                125       126,719
    Metallurg Holdings, Inc., 0s to 2003,
      12.75s to 2008                                          200        62,000
    Motors & Gears, Inc., 10.75s, 2006                         25        24,750
    Numatics, Inc., 9.625s, 2008                              275       217,250
    Oxford Automotive, Inc., 10.125s, 2007                     35        32,288
    Simonds Industries, Inc., 10.25s, 2008                    100        76,000
    Thermadyne Holdings Corp., 0s to 2003,
      12.5s to 2008                                           120        52,800
    Thermadyne Manufacturing/Capital Corp.,
      9.875s, 2008                                            100        84,625
                                                                   ------------
                                                                   $    875,489
-------------------------------------------------------------------------------
  Media - 5.7%
    Acme Television LLC, 0s to 2000, 10.875s to 2004    $      75  $     67,406
    Avalon Cable Holdings LLC, 0s to 2003,
      11.75s to 2008                                          100        65,750
    CD Radio, Inc., 14.5s, 2009                               100        94,500
    Charter Communications Holdings, 0s to 2004,
      9.92s to 2011                                           375       219,375
    Cumulus Media, Inc., 10.375s, 2008                         50        51,250
    Frontiervision Holding LP, 0s to 2001,
      11.87s to 2007                                          100        88,750
    Frontiervision Operating Partnership LP, 11s, 2006         70        73,675
    Granite Broadcasting Corp., 10.375s, 2005                  25        25,375
    LIN Holdings Corp., 0s to 2003, 10s to 2008               290       185,600
    NTL Communications Corp., 0s to 2003,
      12.375s to 2006                                         380       259,350
    NTL, Inc., 0s to 2003, 9.75s to 2008                       55        36,919
    Telemundo Holdings, Inc., 0s to 2003,
      11.5s to 2008                                           300       189,000
                                                                   ------------
                                                                   $  1,356,950
-------------------------------------------------------------------------------
  Medical and Health Technology and Services - 0.1%
    Alaris Medical, Inc., 0s to 2003, 11.125s to 2008   $      75  $     30,000
-------------------------------------------------------------------------------
  Metals and Minerals - 4.5%
    Algoma Steel, Inc., 12.375s, 2005                   $     120  $    112,200
    Doe Run Resources Corp., 11.25s, 2005                      65        59,800
    Haynes International, Inc., 11.625s, 2004                  50        35,000
    Jorgensen (Earle M.) Co., 9.5s, 2005                      150       143,437
    Kaiser Aluminum & Chemical Corp., 9.875s, 2002             50        48,750
    Kaiser Aluminum & Chemical Corp., 12.75s, 2003            175       172,375
    Metal Management, Inc., 10s, 2008                         285       215,175
    Northwestern Steel & Wire Co., 9.5s, 2001                 150        82,500
    NS Group, Inc., 13.5s, 2003                                50        51,500
    Renco Steel Holdings, Inc., 10.875s, 2005                  75        66,750
    WCI Steel, Inc., 10s, 2004                                 95        93,575
                                                                   ------------
                                                                   $  1,081,062
-------------------------------------------------------------------------------
  Retail - 0.4%
    J. Crew Group, Inc., 0s to 2002, 13.125s to 2008    $      90  $     47,475
    J. Crew Operating Corp., 10.375s, 2007                     50        42,375
                                                                   ------------
                                                                   $     89,850
-------------------------------------------------------------------------------
  Supermarkets - 0.2%
    Jitney-Jungle Stores of America, Inc., 12s, 2006**  $      45  $      9,000
    Pathmark Stores, Inc., 11.625s, 2002                       75        18,000
    Pathmark Stores, Inc. 0s to 1999, 10.75s to 2003          103        15,450
    Penn Traffic Co., 11s, 2009                                 0           313
                                                                   ------------
                                                                   $     42,763
-------------------------------------------------------------------------------
  Technology - 0.5%
    Worldwide Fiber, Inc., 12s, 2009##                  $     125  $    130,000
-------------------------------------------------------------------------------
  Telecommunications - 17.2%
    Allegiance Telecommunications, Inc., 0s to 2003,
      11.75s to 2008                                    $     225  $    160,875
    Allegiance Telecommunications, Inc., 12.875s, 2008        155       175,150
    AMSC Acquisition Co., Inc., 12.25s, 2008                  155       118,575
    Caprock Communications Corp., 11.5s, 2009                  90        91,125
    Centennial Cellular Operating Co., 10.75s, 2008           135       140,062
    Cybernet Internet Services International, 14s, 2009        50        42,000
    DTI Holdings, Inc., 0s to 2003, 12.5s to 2008             125        56,250
    Exodus Communications, Inc., 11.25s, 2008                  75        77,625
    Exodus Communications, Inc., 10.75s, 2009##               150       153,000
    Focal Communications Corp., 11.875s, 2010##               100       102,500
    GCI, Inc., 9.75s, 2007                                     65        60,938
    Globenet Communications Group, 13s, 2007##                 60        58,200
    Globix Corp., 12.5s, 2010##                                70        70,700
    Hyperion Telecommunication, Inc., 12s, 2007                95        98,562
    ICG Holdings, Inc., 0s to 2001, 12.5s to 2006             200       161,000
    Impsat Corp., 12.375s, 2008                                50        46,500
    Level 3 Communications, Inc., 9.125s, 2008                225       208,687
    McCaw International Ltd., 0s to 2002, 13s to 2007         125        90,625
    Metromedia Fiber Network, Inc., 10s, 2008                 120        20,300
    MJD Communications, Inc., 9.5s, 2008                       60        57,150
    Nextel Communications, Inc., 0s to 2003,
      9.95s to 2008                                           125        86,563
    Nextel International, Inc., 0s to 2003,
      12.125 to 2008                                           15         9,375
    Nextlink Communications, Inc., 10.75s, 2009                50        50,375
    Nextlink Communications, Inc., 0s to 2004,
      12.25s to 2009                                          325       195,000
    Northeast Optic Network, 12.75s, 2008                      35        36,925
    Orbital Imaging Corp., 11.625s, 2005                       25        16,875
    Pagemart Wireless, Inc., 0s to 2003, 11.25s to 2008         5         2,000
    PSINET, Inc., 11s, 2009                                   275       281,187
    Rhythms Netconnections, Inc., 12.75s, 2009                 75        71,250
    SBA Communications Corp., 0s to 2003, 12s to 2008         250       170,000
    Spectrasite Holdings, Inc., 0s to 2004,
      11.25s to 2009                                          350       203,000
    Teligent, Inc., 11.5s, 2007                                75        72,000
    Time Warner Telecommunications LLC, 9.75s, 2008            25        25,063
    Triton PCS, Inc., 0s to 2003, 11s to 2008                  65        45,988
    United International Holdings 0s to 2003,
      10.75s to 2008                                          315       207,900
    Verio, Inc., 11.25s, 2008                                 120       125,700
    Verio, Inc., 10.625s, 2009##                               50        51,375
    Viatel, Inc., 0s to 2003, 12.5s to 2008                   275       159,500
    Voicestream Wire, 10.375s, 2009##                         165       169,125
                                                                   ------------
                                                                   $  4,069,025
-------------------------------------------------------------------------------
  Utilities - Electric - 0.3%
    International Utility Structures, 10.75s, 2008      $      75  $     59,813
-------------------------------------------------------------------------------
Total U.S. Bonds                                                   $ 11,402,683
-------------------------------------------------------------------------------
Foreign Bonds - 39.7%
  Algeria - 2.0%
    Algeria Chase Manhattan, 6s, 2004 (Financial
      Institutions)                                     $     465  $    367,350
    Algerian Repurchase Loan Agreement, 1s, 2010      JPY  19,250       104,074
                                                                   ------------
                                                                   $    471,424
-------------------------------------------------------------------------------
  Argentina - 4.2%
    Acindar Industria Argentina de Acero S.A., 11.25s,
      2004 (Metals and Minerals)                        $     300  $    230,250
    Autopistas del Sol S.A., 10.25s, 2009
      (Industrial)##                                           60        47,400
    Cablevision S.A., 13.75s, 2009 (Media)                    100       100,000
    Mastellone Hermanos S.A., 11.75s, 2008 (Food and
      Beverage Products)                                      165       140,250
    Multicanal S.A., 10.5s, 2007 (Media)                       90        81,000
    Multicanal S.A., 13.125s, 2009 (Media)                    115       115,287
    Republic of Argentina, 6.813s, 2005                        53        47,124
    Republic of Argentina, 11.786s, 2005                       45        40,219
    Republic of Argentina, 3.114s, 2007               ARS     160  $    111,619
    Republic of Argentina, 6.875s, 2023                 $     110        84,975
                                                                   ------------
                                                                   $    998,124
-------------------------------------------------------------------------------
  Brazil - 5.9%
    Bahia Sul Celulose S.A., 10.625s, 2004 (Container,
      Forest & Paper Products)+                         $      40  $     39,600
    Banco Nacional de Desenvolvi, 12.193s, 2008
      (Financial Institutions)                                330       295,350
    CSN Iron S.A., 9.125s, 2007 (Metals and Minerals)+        100        80,500
    Federal Republic of Brazil, 11.625s, 2004                  90        86,220
    Federal Republic of Brazil, 7s, 2009                      440       320,738
    Federal Republic of Brazil, 14.5s, 2009                   170       177,710
    Federal Republic of Brazil, 5s, 2014                      107        73,933
    Federal Republic of Brazil, 12.75s, 2020                  310       293,725
    Federal Republic of Brazil, 6.938s, 2024                   55        41,029
                                                                   ------------
                                                                   $  1,408,805
-------------------------------------------------------------------------------
  Bulgaria - 1.6%
    Hermes Europe Railtel B.V., 10.375s, 2009
      (Telecommunications)                              $     150  $    145,500
    National Republic of Bulgaria, 2.75s, 2012                 55        39,187
    National Republic of Bulgaria, 6.5s, 2024                 245       193,244
                                                                   ------------
                                                                   $    377,931
-------------------------------------------------------------------------------
  Canada - 0.7%
    GT Group Telecommunications, Inc., 0s to 2005,
      13.25s to 2010 (Telecommunications)##             $     175  $     92,750
    PCI Chemicals Canada, Inc., 9.25s, 2007
      (Chemicals)                                              35        26,775
    Russel Metals, Inc., 10s, 2009
      (Metals and Minerals)                                    50        49,375
                                                                   ------------
                                                                   $    168,900
-------------------------------------------------------------------------------
  Colombia - 0.7%
    Republic of Colombia, 9.75s, 2009                   $      60  $     53,250
    Republic of Colombia, 8.375s, 2027                        150       111,750
                                                                   ------------
                                                                   $    165,000
-------------------------------------------------------------------------------
  Hong Kong - 1.1%
    Bangkok Bank PLC, 9.025s, 2029 (Financial
      Institutions)##                                   $     340  $    265,200
-------------------------------------------------------------------------------
  Indonesia - 0.3%
    Indah Kiat Finance Mauritius Ltd., 10s, 2007
      (Containers, Forest & Paper Products)             $     120  $     84,000
-------------------------------------------------------------------------------
  Luxembourg - 0.8%
    Millicom International Cellular
      Communications Corp.,
      0s to 2001, 13.5s to 2006
      (Telecommunications)                              $     210  $    181,650
-------------------------------------------------------------------------------
  Mexico - 1.8%
    Alestra S.A. de R.L. de CV, 12.625s, 2009
      (Telecommunications)                              $      65  $     65,325
    Nuevo Grupo Iusacell S.A., 14.25s, 2006
      (Telecommunications)##                                  120       125,250
    Satelites Mexicanos S.A. de CV, 10.125s, 2004
      (Telecommunications)                                    150       105,000
    United Mexican States, 9.875s, 2010                        15        14,775
    United Mexican States, 11.375s, 2016                       99       106,439
                                                                   ------------
                                                                   $    416,789
-------------------------------------------------------------------------------
  Netherlands - 7.7%
    Completel Europe N.V. 0s to 2004, 14s to 2009
      (Telecommunications)                              $     225  $    117,000
    Cellco Finance N.V. Turkcell, 12.75s, 2005
      (Financial Institutions)##                              650       679,250
    Netia Holdings B.V., 10.25s, 2007
      (Telecommunications)                                    130       112,450
    Tele Europe B.V., 13s, 2009 (Telecommunicaitons)          175       181,125
    United Pan Europe Commerce NV, 10.875s,
      2009 (Media)                                            175       171,063
    United Pan Europe Commerce NV, 11.25s,
      2010 (Media)##                                           85        85,425
    United Pan Europe Commerce NV, 0s to 2005,
      13.75s to 2010 (Media)##                                500       265,000
    Versatel Telecommunications B.V., 13.25s, 2008
      (Telecommunications)                                    200       211,500
                                                                   ------------
                                                                      1,822,813
-------------------------------------------------------------------------------
  Norway - 0.3%
    Ocean Rig Norway AS, 10.25s, 2008 (Energy)          $      75  $     61,875
-------------------------------------------------------------------------------
  Panama - 0.1%
    Republic of Panama, 8.875s, 2027                    $      45  $     36,956
-------------------------------------------------------------------------------
  Poland - 0.7%
    PTC International Finance B.V., 0s to 2002,
      10.75s to 2007 (Telecommunications)               $     115  $     76,044
    PTC International Finance B.V., 11.25s, 2009
      (Telecommunications)##                                  100        99,500
                                                                   ------------
                                                                   $    175,544
-------------------------------------------------------------------------------
  Russia - 4.4%
    Government of Russia, 11s, 2018+                    $     165  $    103,950
    Ministry of Finance, 10s, 2007                            230       147,200
    Ministry of Finance, 12.75s, 2028+                        650       468,000
    Russia Principal Loans, 6.063s, 2020+**                 1,635       253,425
    Russian Federation, 8.75s, 2005                           115        72,450
                                                                   ------------
                                                                   $  1,045,025
-------------------------------------------------------------------------------
  Singapore - 0.5%
    Krung Thai Bank Public Co. Ltd., 6.534s, 2006
      (Financial Institutions)                          $     130  $    108,550
-------------------------------------------------------------------------------
  Turkey - 0.4%
    Republic of Turkey, 11.875s, 2030                   $     100  $    102,250
-------------------------------------------------------------------------------
  United Kingdom - 4.5%
    Dialog Corp. PLC, 11s, 2007 (Telecommunications) $ 200 $ 91,500 Dolphin Telecom PLC, 0s to 2003, 11.5s to 2008
      (Telecommunications)                                    255       118,256
    Esat Telecommunications Group PLC, 11.875s, 2008
      (Telecommunications)                                    220       257,400
    Espirit Telecommunications Group PLC,
      10.875s, 2008 (Telecommunications)                       75        70,500
    Jazztel PLC, 13.25s, 2009 (Telecommunications)##           75        75,297
    Jazztel PLC, 14s, 2009 (Telecommunications)               135       138,375
    Ono Finance PLC, 13s, 2009 (Media)                        175       183,750
    Telewest Commerce New PLC, 9.875s, 2010 (Media)##          50        50,000
    Telewest Commerce New PLC, 11.375s, 2010 (Media)##        125        73,750
                                                                   ------------
                                                                   $  1,058,828
-------------------------------------------------------------------------------
  Venezuela - 2.0%
    Republic of Venezuela, 9.25s, 2027                  $     740  $    469,900
-------------------------------------------------------------------------------
Total Foreign Bonds                                                $  9,419,564
-------------------------------------------------------------------------------
Total Bonds (Identified Cost, $20,921,196)                          $20,822,247
-------------------------------------------------------------------------------
Stocks - 0.2%
-------------------------------------------------------------------------------
                                                           SHARES
-------------------------------------------------------------------------------
    Completel Holdings LLC, "B"
      (Telecommunications)##*                               2,250  $     45,000
    Classic Communications, Inc. (Media)##*                   150         1,500
-------------------------------------------------------------------------------
Total Stocks (Identified Cost, $616)                               $     46,500
-------------------------------------------------------------------------------
Preferred Stock - 3.7%
-------------------------------------------------------------------------------
    Crown Castle International Corp., 12.75s
      (Telecommunications)                                    168  $    173,040
    CSC Holdings, Inc., 11.125s (Media)#*                   2,370       257,145
    Global Crossings Holdings Ltd., 10.5s
      (Telecommunications)#                                 1,000        99,000
    Nextel Communications, Inc., 11.125s
      (Telecommunications)                                    180       179,100
    Paxon Communications Corp., 13.25s (Media)                 10       101,000
    Primedia, Inc., 8.625s (Media)                            650        59,800
-------------------------------------------------------------------------------
Total Preferred Stock (Identified Cost, $867,225)                  $    869,085
-------------------------------------------------------------------------------

Warrants - 1.2%
    American Mobile Satellite Corp.
      (Telecommunications)##*                                 155  $      5,425
    CD Radio, Inc. (Media)*                                   300        21,000
    Cybernet Internet Services International
      (Telecommunications)*                                    50         6,000
    DTI Holdings, Inc. (Telecommunications)*                  625             6
    Jazztel PLC (Telecommunications)##*                       675       135,000
    Ono Finance PLC (Media)*                                  175        26,250
    Orbital Imaging Corp. (Telecommunications)##*              25           500
    Tele1 Europe B.V. (Telecommunications)*                   125        23,750
    Versatel Telecommunications B.V.
      (Telecommunications)*                                   200        78,000
-------------------------------------------------------------------------------
Total Warrants (Identified Cost, $57,711)                          $    295,931
-------------------------------------------------------------------------------
Short-Term Obligation - 6.1%
-------------------------------------------------------------------------------
                                                 PRINCIPAL AMOUNT
                                                    (000 OMITTED)
-------------------------------------------------------------------------------
    Federal Home Loan Bank, due 2/01/00,
      at Amortized Cost                                   $ 1,450  $  1,450,000
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $23,296,748)                    $23,483,763
Other Assets, Less Liabilities - 1.0%                                   231,691
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $23,715,454
-------------------------------------------------------------------------------
   * Non-income producing security.
  ** Non-income producing security-in default.
   # Payment-in-kind security.
  ## SEC Rule 144A restriction.
   + Restricted security.
(++) Inverse floating rate security.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

          ARS    = Argentine Pesos
          JPY    = Japanese Yen

See notes to financial statements.

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
------------------------------------------------------------------------------
JANUARY 31, 2000
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $23,296,748)            $23,483,763
  Cash                                                                  3,605
  Net receivable for forward foreign currency exchange
    contracts subject to master netting agreements                      5,366
  Receivable for Fund shares sold                                     730,772
  Receivable for investments sold                                     165,884
  Interest and dividends receivable                                   486,482
                                                                  -----------
      Total assets                                                $24,875,872
                                                                  -----------
Liabilities:
  Distributions payable                                            $  117,617
  Payable for Fund shares reacquired                                   80,644
  Payable for investments purchased                                   959,471
  Payable to affiliates -
    Management fee                                                      1,227
    Distribution and service fee                                        1,459
                                                                  -----------
      Total liabilities                                           $ 1,160,418
                                                                  -----------
Net assets                                                        $23,715,454
                                                                  ===========
Net assets consist of:
  Paid-in capital                                                 $23,794,661
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                      192,217
  Accumulated undistributed net realized loss on investment
    and foreign currency transactions                                (293,359)
  Accumulated undistributed net investment income                      21,935
                                                                  -----------
      Total                                                       $23,715,454
                                                                  ===========
Shares of beneficial interest outstanding                          2,695,419
                                                                   =========
Class A shares:
  Net asset value per share
    (net assets of $8,028,355 / 913,158 shares of
     beneficial interest outstanding)                                $8.79
                                                                     =====
  Offering price per share (100 / 95.25)                             $9.23
                                                                     =====
Class B shares:
  Net asset value and offering price per share
    (net assets of $12,366,558 / 1,404,153 shares of
    beneficial interest outstanding)                                 $8.81
                                                                     =====
Class C shares:
  Net asset value and offering price per share
    (net assets of $3,250,514 / 370,199 shares of
    beneficial interest outstanding)                                 $8.78
                                                                     =====
Class I shares:
  Net asset value, offering price, and redemption price
    per share (net assets of $70,027 / 7,909 shares of
    beneficial interest outstanding)                                 $8.85
                                                                     =====
On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations
------------------------------------------------------------------------------
YEAR ENDED JANUARY 31, 2000
------------------------------------------------------------------------------
Net investment income:

  Income -
    Interest                                                       $1,556,523
    Dividends                                                          16,076
                                                                   ----------
      Total investment income                                      $1,572,599
                                                                   ----------
  Expenses -
    Management fee                                                 $   88,145
    Trustees' compensation                                              6,959
    Shareholder servicing agent fee                                    13,739
    Distribution and service fee (Class A)                             14,303
    Distribution and service fee (Class B)                             75,856
    Distribution and service fee (Class C)                             18,831
    Administrative fee                                                  1,737
    Custodian fee                                                      11,379
    Printing                                                           24,035
    Postage                                                             1,795
    Auditing fees                                                      16,323
    Legal fees                                                          8,145
    Registration fees                                                  46,126
    Miscellaneous                                                       5,111
                                                                   ----------
      Total expenses                                               $  332,484
    Fees paid indirectly                                               (2,761)
    Reduction of expenses by investment adviser                      (132,586)
                                                                   ----------
      Net expenses                                                 $  197,137
                                                                   ----------
        Net investment income                                      $1,375,462
                                                                   ----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                        $   73,469
    Foreign currency transactions                                        (368)
                                                                   ----------
      Net realized gain on investments and foreign currency
        transactions                                               $   73,101
                                                                   ----------
  Change in unrealized appreciation -
    Investments                                                    $  252,728
    Translation of assets and liabilities in foreign currencies         5,202
                                                                   ----------
      Net unrealized gain on investments and foreign currency
        translation                                                $  257,930
                                                                   ----------
        Net realized and unrealized gain on investments and
        foreign currency                                           $  331,031
                                                                   ----------
          Increase in net assets from operations                   $1,706,493
                                                                   ==========

See notes to financial statements.

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------------
                                                                       YEAR ENDED               PERIOD ENDED
                                                                 JANUARY 31, 2000          JANUARY 31, 1999*
------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                              $  1,375,462              $    256,900
  Net realized gain (loss) on investments and foreign
    currency transactions                                                  73,101                  (363,260)
  Net unrealized gain (loss) on investments and foreign
    currency translation                                                  257,930                   (65,713)
                                                                     ------------              ------------
    Increase (decrease) in net assets from operations                $  1,706,493              $   (172,073)
                                                                     ------------              ------------
Distributions declared to shareholders -
  From net investment income (Class A)                               $   (423,175)             $   (111,834)
  From net investment income (Class B)                                   (731,925)                 (121,561)
  From net investment income (Class C)                                   (181,916)                  (23,497)
  From net investment income (Class I)                                       (541)                       (8)
  In excess of net investment income (Class A)                               --                      (2,505)
  In excess of net investment income (Class B)                               --                      (2,723)
  In excess of net investment income (Class C)                               --                        (526)
                                                                     ------------              ------------
    Total distributions declared to shareholders                     $ (1,337,557)             $   (262,654)
                                                                     ------------              ------------
Net increase in net assets from Fund share transactions              $ 16,045,979              $  7,735,266
                                                                     ------------              ------------
      Total increase in net assets                                   $ 16,414,915              $  7,300,539
Net assets:
  At beginning of period                                                7,300,539                      --
                                                                     ------------              ------------

At end of period (including undistributed net investment
income and accumulated distributions in excess of net
investment income of $33,280 and $4,625, respectively)               $ 23,715,454              $  7,300,539
                                                                     ============              ============

* For the period from the commencement of the Fund's investment operations, July 1, 1998, through January 31, 1999.

See notes to financial statements.


Financial Highlights
-------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED             PERIOD ENDED
                                                                         JANUARY 31, 2000        JANUARY 31, 1999*
-------------------------------------------------------------------------------------------------------------------
                                                                                  CLASS A
-------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                            $    8.53               $   10.00
                                                                                 ---------               ---------
Income from investment operations# -
  Net investment income(S)                                                       $    0.91               $    0.54
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                                  0.25                   (1.50)
                                                                                 ---------               ---------
      Total from investment operations                                           $    1.16               $   (0.96)
                                                                                 ---------               ---------
Less distributions declared to shareholders -
  From net investment income                                                     $   (0.90)              $   (0.50)
  In excess of net investment income                                                  --                     (0.01)
                                                                                 ---------               ---------
      Total distributions declared to shareholders                               $   (0.90)              $   (0.51)
                                                                                 ---------               ---------
Net asset value - end of period                                                  $    8.79               $    8.53
                                                                                 =========               =========
Total return(+)                                                                      14.17%                  (9.45)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                                            1.02%                   1.00%+
  Net investment income                                                              10.62%                  10.25%+
Portfolio turnover                                                                     158%                    127%
Net assets at end of period (000 omitted)                                        $   8,028               $   2,052

(S) MFS has voluntarily agreed under a temporary expense agreement to pay all of the Fund's operating expenses, exclusive of management and distribution and service fees. To the extent that actual expenses were over this limitation, the net investment income per share and the ratios would have been:

    Net investment income                                                        $    0.83               $    0.33
    Ratios (to average net assets):
      Expenses                                                                        2.00%                   4.90%+
      Net investment income                                                           9.64%                   6.35%+

  * For the period from the commencement of the Fund's investment operations, July 1, 1998, through January 31, 1999.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------------
                                                                                       YEAR ENDED       PERIOD ENDED
                                                                                 JANUARY 31, 2000   JANUARY 31, 1999*
--------------------------------------------------------------------------------------------------------------------
                                                                                          CLASS B
--------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                                  $     8.54         $    10.00
                                                                                       ----------         ----------
Income from investment operations# -
  Net investment income(S)                                                             $     0.86         $     0.47
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                                         0.25              (1.45)
                                                                                       ----------         ----------
      Total from investment operations                                                 $     1.11         $    (0.98)
                                                                                       ----------         ----------
Less distributions declared to shareholders -
  From net investment income                                                           $    (0.84)        $    (0.47)
  In excess of net investment income                                                         --                (0.01)
                                                                                       ----------         ----------
      Total distributions declared to shareholders                                     $    (0.84)        $    (0.48)
                                                                                       ----------         ----------
Net asset value - end of period                                                        $     8.81         $     8.54
                                                                                       ==========         ==========
Total return                                                                                13.54%             (9.69)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                                                   1.67%              1.65%+
  Net investment income                                                                      9.94%              9.60%+
Portfolio turnover                                                                            158%               127%
Net assets at end of period (000 omitted)                                              $   12,367         $    4,308

 (S) MFS has voluntarily agreed under a temporary expense agreement to pay all of the Fund's operating expenses, exclusive of management and distribution and service fees. To the extent that actual expenses were over this limitation, the net investment income per share and the ratios would have been:
    Net investment income                                                              $     0.78         $     0.28
    Ratios (to average net assets):
      Expenses                                                                               2.65%              5.55%+
      Net investment income                                                                  8.96%              5.70%+

 * For the period from the commencement of the Fund's investment operations, July 1, 1998, through January 31, 1999.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.

See notes to financial statements.

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------------
                                                                                      YEAR ENDED        PERIOD ENDED
                                                                                JANUARY 31, 2000    JANUARY 31, 1999*
--------------------------------------------------------------------------------------------------------------------
                                                                                         CLASS C
--------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                                  $    8.52           $   10.00
                                                                                       ---------           ---------
Income from investment operations# -
  Net investment income(S)                                                             $    0.85           $    0.47
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                                        0.25               (1.47)
                                                                                       ---------           ---------
      Total from investment operations                                                 $    1.10           $   (1.00)
                                                                                       ---------           ---------
Less distributions declared to shareholders -
  From net investment income                                                           $   (0.84)          $   (0.47)
  In excess of net investment income                                                        --                 (0.01)
                                                                                       ---------           ---------
      Total distributions declared to shareholders                                     $   (0.84)          $   (0.48)
                                                                                       ---------           ---------
Net asset value - end of period                                                        $    8.78           $    8.52
                                                                                       =========           =========
Total return                                                                               13.45%              (9.89)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                                                  1.67%               1.65%+
  Net investment income                                                                     9.93%               9.60%+
Portfolio turnover                                                                           158%                127%
Net assets at end of period (000 omitted)                                              $   3,251           $     941

 (S) MFS has voluntarily agreed under a temporary expense agreement to pay all of the Fund's operating expenses, exclusive of management and distribution and service fees. To the extent that actual expenses were over this limitation, the net investment income per share and the ratios would have been:

    Net investment income                                                              $    0.77           $    0.27
    Ratios (to average net assets):
      Expenses                                                                              2.65%               5.55%+
      Net investment income                                                                 8.95%               5.54%+

 * For the period from the commencement of the Fund's investment operations, July 1, 1998, through January 31, 1999
 + Annualized
++ Not annualized
 # Per share data are based on average shares outstanding

See notes to financial statements

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------------
                                                                                      YEAR ENDED        PERIOD ENDED
                                                                                JANUARY 31, 2000    JANUARY 31, 1999*
--------------------------------------------------------------------------------------------------------------------
                                                                                         CLASS I
--------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                                  $    8.56           $   10.00
                                                                                       ---------           ---------
Income from investment operations# -
  Net investment income(S)                                                             $    0.97           $    0.64
  Net realized and unrealized gain (loss) on investments and foreign
    currency                                                                                0.25               (1.55)
                                                                                       ---------           ---------
      Total from investment operations                                                 $    1.22           $   (0.91)
                                                                                       ---------           ---------
Less distributions declared to shareholders -
  From net investment income                                                           $   (0.93)          $   (0.53)
                                                                                       ---------           ---------
      Total distributions declared to shareholders                                     $   (0.93)          $   (0.53)
                                                                                       ---------           ---------
Net asset value - end of period                                                        $    8.85           $    8.56
                                                                                       =========           =========
Total return                                                                               14.87%              (8.96)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                                                  0.67%               0.65%+
  Net investment income                                                                    10.43%              11.10%+
Portfolio turnover                                                                           158%                127%
Net assets at end of period (000 omitted)                                              $      70           $    --

 (S) MFS has voluntarily agreed under a temporary expense agreement to pay all of the Fund's operating expenses, exclusive of management and distribution and service fees. To the extent that actual expenses were over this limitation, the net investment income per share and the ratios would have been:

    Net investment income                                                              $    0.78           $    0.41
    Ratios (to average net assets):
      Expenses                                                                              1.65%               4.55%+
      Net investment income                                                                 9.45%               7.20%+

 * For the period from the commencement of the Fund's investment operations, July 1, 1998, through January 31, 1999.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS High Yield Opportunities Fund (the Fund) is a diversified series of MFS Series Trust III (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The Fund can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The Fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, and forward contracts are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Options and options on futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Indexed Securities - The Fund may invest in indexed securities whose value may be linked to foreign currencies, interest rates, commodities, indices, or other financial indicators. Indexed securities are fixed-income securities whose proceeds at maturity (principal-indexed securities) or interest rates (coupon-indexed securities) rise and fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The Fund uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Fund at a future date, usually beyond customary settlement time.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended January 31, 2000, $11,345 was reclassified from accumulated undistributed net investment income and $2,071 from accumulated undistributed net realized gain on investments and foreign currency transactions to paid-in capital due to differences between book and tax accounting for defaulted securities and currency transactions. This change had no effect on the net assets or net asset value per share.

At January 31, 2000, the Fund, for federal income tax purposes, had a capital loss carryforward of $260,091 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on January 31, 2007.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.65% of the Fund's average daily net assets. The investment adviser has voluntarily agreed to pay all of the Fund's operating expenses, exclusive of management and distribution fees such that the Fund's expenses do not exceed 0.00% of its average daily net assets. This is reflected as a reduction of expenses in the Statement of Operations.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $1,880 for the year ended January 31, 2000.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $12,607 for the year ended Janauary 31, 2000, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $2,133 for the year ended January 31, 2000. Fees incurred under the distribution plan during the year ended January 31, 2000, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $8 and $0 for Class B and Class C shares, respectively, for the year ended January 31, 2000. Fees incurred under the distribution plan during the year ended January 31, 2000, were 1.00% of average daily net assets attributable to Class B and Class C shares, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended January 31, 2000, were $0, $21,411, and $1,248 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an annual rate of 0.10%. Prior to April 1, 1999, the fee was calculated as a percentage of the Fund's average daily net assets at an annual rate of 0.1125%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $34,896,805 and $20,445,400, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $23,325,381
                                                                  -----------
Gross unrealized appreciation                                     $   964,185
Gross unrealized depreciation                                        (805,803)
                                                                  -----------
    Net unrealized appreciation                                   $   158,382
                                                                  ===========

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares
                                      YEAR ENDED JANUARY 31, 2000            PERIOD ENDED JANUARY 31, 1999*
                                   ------------------------------        ----------------------------------
                                        SHARES             AMOUNT             SHARES                 AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                            926,152        $ 8,065,844            472,706            $ 4,288,642
Shares issued to shareholders in
  reinvestment of distributions         26,859            233,803              9,169                 78,586
Shares reacquired                     (280,483)        (2,426,245)          (241,246)            (1,993,787)
                                   -----------        -----------        -----------            -----------
    Net increase                       672,528        $ 5,873,402            240,629            $ 2,373,441
                                   ===========        ===========        ===========            ===========

Class B Shares
                                      YEAR ENDED JANUARY 31, 2000            PERIOD ENDED JANUARY 31, 1999*
                                   ------------------------------        ----------------------------------
                                        SHARES             AMOUNT             SHARES                 AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                          1,133,503        $ 9,871,806            553,031            $ 4,823,469
Shares issued to shareholders in
  reinvestment of distributions         26,955            234,925              3,552                 30,138
Shares reacquired                     (260,485)        (2,271,695)           (52,403)              (457,181)
                                   -----------        -----------        -----------            -----------
    Net increase                       899,973        $ 7,835,036            504,180            $ 4,396,426
                                   ===========        ===========        ===========            ===========

Class C Shares
                                      YEAR ENDED JANUARY 31, 2000            PERIOD ENDED JANUARY 31, 1999*
                                   ------------------------------        ----------------------------------
                                        SHARES             AMOUNT             SHARES                 AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                            346,571        $ 3,033,411            127,217            $ 1,112,271
Shares issued to shareholders in
  reinvestment of distributions          9,530             82,784              1,180                  9,966
Shares reacquired                      (96,295)          (848,660)           (18,004)              (157,003)
                                   -----------        -----------        -----------            -----------
    Net increase                       259,806        $ 2,267,535            110,393            $   965,234
                                   ===========        ===========        ===========            ===========

Class I Shares
                                      YEAR ENDED JANUARY 31, 2000            PERIOD ENDED JANUARY 31, 1999*
                                   ------------------------------        ----------------------------------
                                        SHARES             AMOUNT             SHARES                 AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                              7,892        $    70,000                 16            $       160
Shares issued to shareholders in
  reinvestment of distributions              1                  6                  1                      5
                                   -----------        -----------        -----------            -----------
    Net increase                         7,893        $    70,006                 17            $       165
                                   ===========        ===========        ===========            ===========

*For the period from the commencement of the Fund's investment operations, July 1, 1998, through January 31, 1999.

(6) Line of Credit
The Fund and other affiliated funds participate in an $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. There was no commitment fee allocated to the Fund for the year ended January 31, 2000. The Fund had no borrowings during the period.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts - At January 31, 2000, forward foreign currency sales under master netting agreements amounted to a net receivable of $3,598 and $1,768 with Deustche Bank and Merrill Lynch, respectively. At January 31, 2000, the Fund had sufficient cash and/or securities to cover any commitments under these contracts

(8) Restricted Securities
The Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At January 31, 2000, the Fund owned the following restricted securities, excluding securities issued under Rule 144A, constituting 4% of net assets, which may not be publicly sold without registration under the Securities Act of 1933. The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith, at fair value, by the Trustees.

                                                      DATE OF       SHARE/PAR
DESCRIPTION                                       ACQUISITION          AMOUNT          COST         VALUE
---------------------------------------------------------------------------------------------------------
CSN Iron S.A.                                        11/12/99      $  100,000      $ 77,833      $ 80,500
Bahia Sul Celulose S.A.                              09/16/99          40,000        37,079        39,600
Government of Russia                                 01/10/00         165,000       111,817       103,950
Ministry of Finance, Russia               04/16/99 - 01/04/00         650,000       354,280       468,000
Russia Principal Loans                    09/22/99 - 12/31/99       1,635,000       220,106       253,425
                                                                                                 --------
                                                                                                 $945,475
                                                                                                 ========

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Series Trust III and Shareholders of MFS High Yield Opportunities Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS High Yield Opportunities Fund (one of the series constituting MFS Series Trust III) as of January 31, 2000, the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year ended January 31, 2000, and the period ended January 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at January 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS High Yield Opportunities Fund at January 31, 2000, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
March 9, 2000

--------------------------------------------------------------------------------
FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

IN JANUARY 2000, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1999.

                     MFS' YEAR 2000 READINESS DISCLOSURE

MFS Investment Management(R), as an investment
adviser and on behalf of the MFS funds, is committed
to the effective use of technology in managing our
portfolio investments, delivering high-quality service to   [GRAPHIC OMITTED]
MFS fund shareholders, retirement plan participants, and MFS' institutional clients, and supporting the investment professionals who sell our products.

MFS can now say that it is ready for the Year 2000. Our testing has demonstrated that MFS' computer hardware and software will recognize "00" as the Year 2000 and will not confuse those digits with 1900. All of our critical business applications and processes have been successfully tested, and we have adopted companywide policies that will help us maintain our readiness through the remainder of the year. Any new technology that is brought into the company before the end of the year will be held to the same stringent standards as our current technology. We have also developed a vendor readiness survey, contacted over 700 of our vendors, and established an ongoing process to review responses, as well as to review readiness statements of new vendors and products.

MFS recognizes that fund shareholders and institutional clients also are concerned about whether the companies whose securities are held in their portfolios are addressing Y2K issues. As part of the MFS Original Research(R) process of evaluating portfolio investments, one of the many relevant factors that MFS' portfolio managers and research analysts may consider is a company's Y2K readiness.

Y2K readiness is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K issue. While MFS is taking significant steps to protect the integrity of its internal systems, there can be no assurance that these steps will be sufficient to avoid any adverse impact on MFS fund shareholders, retirement plan participants, or institutional clients.

If you have further questions regarding MFS' Year 2000 Readiness Program, please visit our Web site at WWW.MFS.COM, call our toll-free line, 1-800-637-4406, or write to the MFS Year 2000 Program Management Office by e-mail at y2k@mfs.com or by letter at 500 Boylston Street, Boston, MA 02116-3741.

MFS(R) HIGH YIELD OPPORTUNITIES FUND

TRUSTEES                                      SECRETARY
J. Atwood Ives+ - Chairman and Chief          Stephen E. Cavan*
Executive Officer, Eastern Enterprises
(diversified services company)                ASSISTANT SECRETARY
                                              James R. Bordewick, Jr.*
Lawrence T. Perera+ - Partner, Hemenway
& Barnes (attorneys)                          CUSTODIAN
                                              State Street Bank and Trust Company
William J. Poorvu+ - Adjunct Professor,
Harvard University Graduate School of         AUDITORS
Business Administration                       Deloitte & Touche LLP

Charles W. Schmidt+ - Private Investor        INVESTOR INFORMATION
                                              For information on MFS mutual funds, call
Arnold D. Scott* - Senior Executive           your investment professional or, for an
Vice President, Director, and Secretary,      information kit, call toll free: 1-800-637-2929
MFS Investment Management                     any business day from 9 a.m. to 5 p.m.
                                              Eastern time (or leave a message anytime).
Jeffrey L. Shames* - Chairman and Chief
Executive Officer, MFS Investment             INVESTOR SERVICE
Management                                    MFS Service Center, Inc.
                                              P.O. Box 2281
Elaine R. Smith+ - Independent Consultant     Boston, MA 02107-9906

David B. Stone+ - Chairman,                   For general information, call toll free:
North American Management Corp.               1-800-225-2606 any business day from
(investment adviser)                          8 a.m. to 8 p.m. Eastern time.

INVESTMENT ADVISER                            For service to speech- or hearing-impaired,
Massachusetts Financial Services Company      call toll free: 1-800-637-6576 any business day
500 Boylston Street                           from 9 a.m. to 5 p.m. Eastern time. (To use
Boston, MA 02116-3741                         this service, your phone must be equipped with
                                              a Telecommunications Device for the Deaf.)
DISTRIBUTOR
MFS Fund Distributors, Inc.                   For share prices, account balances, exchanges,
500 Boylston Street                           or stock and bond outlooks, call toll free:
Boston, MA 02116-3741                         1-800-MFS-TALK (1-800-637-8255) anytime
                                              from a touch-tone telephone.
CHAIRMAN AND PRESIDENT
Jeffrey L. Shames*                            WORLD WIDE WEB
                                              www.mfs.com
PORTFOLIO MANAGER
Robert J. Manning*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

+ Independent Trustee
*MFS Investment Management

MFS(R) HIGH YIELD                                                   ------------
OPORTUNITIES FUND                                                     BULK RATE
                                                                    U.S. POSTAGE
                                                                        PAID
                                                                        MFS
[Logo] M F S(R)                                                     ------------
INVESTMENT MANAGEMENT
We invented the mutual fund(R)

500 Boylston Street
Boston, MA 02116-3741





(c)2000 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                                  MHO-2 03/00 2M 70/270/370/870